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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 17, 2002

                                    QLT Inc.
             (Exact name of registrant as specified in its Charter)




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

British Columbia, Canada            000-17082                                N/A
------------------------            ---------                -------------------
(Jurisdiction of             (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)
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                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5

                                 (604) 707-7000
                  ---------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)



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ITEM 5.                 OTHER EVENTS

                        On December 17, 2002, QLT Inc. announced statistically significant preliminary results of the six-month vision outcomes of patients being treated with Visudyne(R) for minimally classic wet age-related macular degeneration
                        (AMD). This announcement follows a presentation given to the independent Data and Safety Monitoring Committee
                        (DSMC) along with the results of two other Phase II Visudyne studies.

ITEM 7.                 EXHIBITS
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
Exhibit
Number                  Description
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

99.1                    Press release dated December 17, 2002
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.

                                                              QLT Inc.
                                                    ----------------------------
                                                            (Registrant)



Date      December 17, 2002                By  /S/ Paul J. Hastings
       -----------------------             -------------------------------------
                                                                     (Signature)
                                           Paul J. Hastings
                                           President and Chief Executive Officer